                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) March 25, 1997


              UNIPROP MANUFACTURED HOUSING COMMUNITIES INCOME FUND
             (Exact name of registrant as specified in its charter)


Michigan                                 0-15940                 38-2593067
---------------------------------------------------------------------------
(State or other jurisdiction             (Commission            (IRS Employer
of incorporation)                     File Number)           Identification No.)


       280 Daines, Suite 300, Birmingham, MI                            48009
       ----------------------------------------------------------------------
    (Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (810) 645-9220
       ------------------------------------------------------------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)

                Item 2.    Acquisition or Disposition of Assets.

     On March 25, 1997, Uniprop Manufactured Housing Communities Income Fund (the "Company"), borrowed $33,500,000 (the "Loan") from Nomura Asset Capital Corporation ("Nomura"). The Loan carries an interest rate of 8.24% over its term of 120 months and is amortized at 360 months. The Loan was secured by mortgages on the Company's four properties, Aztec Estates, Kings Manor Estates, Park of the Four Seasons and Old Dutch Farms. The Company will use the proceeds from the Loan to make a distribution to the Company's limited partners equal to their initial capital contributions of $1,000 per unit of limited partnership interest.

Item 7.   Financial Statements and Exhibits

    (b)  Pro forma financial information.

          1. The unaudited pro forma consolidated balance sheet of Uniprop Manufactured Housing Communities Income Fund as of December 31, 1996, giving effect to the loan secured by the mortgages on the Company's Aztec Estates, Kings Manor Estates, Park of the Four Seasons and Old Dutch Farms properties, as if such transaction had occurred on January 1, 1996.

          2. The unaudited pro forma consolidated statement of income of Uniprop Manufactured Housing Communities Income Fund for the twelve months ended December 31, 1996, giving effect to the loan secured by the mortgages on the Company's Aztec Estates, Kings Manor Estates, Park of the Four Seasons and Old Dutch Farms properties, as if such transaction had occurred on January 1, 1996.

    (c)  Exhibits.

          99.2. Loan Agreement, made as of the 25th day of March, 1997, between Uniprop Manufactured Housing Communities Income Fund and Nomura Asset Capital Corporation.


In accordance with Item 601(b)(2) of Regulation S-K, the following schedules and exhibits to the Loan Agreement have been omitted. The Company agrees to furnish supplementally a copy of any omitted schedules or exhibits to the Commission upon request.

SCHEDULE 3      Matters Regarding Representations

SCHEDULE 4      Rent Roll

SCHEDULE 5      Required Repairs

EXHIBIT B       Form of Management Agreement

                        PRO FORMA FINANCIAL INFORMATION

The accompanying unaudited pro forma consolidated financial statements have been prepared based on the audited consolidated financial statements of the Company for the year ended December 31, 1996.

The pro forma consolidated balance sheet and statement of income of December 31, 1996 were prepared as if the loan secured by the mortgages on the properties of Uniprop Manufactured Housing Communities Income Fund and the distribution of the loan proceeds had been consummated on January 1, 1996.

The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The unaudited pro forma combined financial information set forth below is not necessarily indicative of the Company's financial position or the results of operations that actually would have occurred if the transaction had been consummated on the date shown. In addition, they are not intended to be a projection of results of operations that may be obtained in the Company's future. The unaudited pro forma consolidated financial information should be read in conjunction with the financial statements and related notes thereto included elsewhere or incorporated by reference in this Report.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following pro forma balance sheet as of December 31, 1996 and the pro forma statement of income for the year then ended have been prepared to reflect the March 1997 Financing transaction ("the Financing") and the related adjustments described in the accompanying notes. The pro forma information is based on the historical financial statements of Uniprop Manufactured Housing Communities Income Fund and should be read in conjunction with the notes thereto. The pro forma statement of income was prepared as if the Financing had occurred on January 1, 1996. The pro forma financial information is unaudited and not necessarily indicative of the results of operations which actually would have occurred if the Financing had been consummated at the beginning of 1996, nor does it purport to represent the financial position and results of operations for future periods. The pro forma balance sheet was prepared as if the Financing has occurred at December 31, 1996.

                            UNIPROP MANUFACTURED HOUSING COMMUNITIES INCOME FUND
                                                (a Michigan limited partnership)

                                                         Pro Forma Balance Sheet
                                                               December 31, 1996
                                                                     (Unaudited)


                                                             Historical         Adjustments          Pro Forma
---------------------------------------------------------------------------------------------------------------
ASSETS

Net property and equipment                               $   20,059,713      $    1,500,000  (B)   $ 21,559,713
Cash and equivalents                                            640,086           1,000,000  (B)      1,640,086
Unamortized financing costs                                           -           1,000,000  (A)      1,000,000
Other assets                                                    607,756                   -             607,756
---------------------------------------------------------------------------------------------------------------
                                                         $   21,307,555      $    3,500,000        $ 24,807,555
===============================================================================================================
LIABILITIES AND PARTNERS' EQUITY

Line-of-credit                                           $      495,300      $            -       $     495,300
Mortgage loan payable                                                 -          33,500,000  (A)     33,500,000
Accounts payable                                                110,583                   -             110,583
Other liabilities                                               991,619                   -             991,619
---------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                             1,597,502          33,500,000          35,097,502
---------------------------------------------------------------------------------------------------------------
PARTNERS' EQUITY
  Class A limited partners                                   11,438,140         (20,230,000) (B)     (8,791,860)
  Class B limited partners                                    8,874,775          (9,770,000) (B)       (895,225)
  General partner                                              (602,862)                  -            (602,862)
---------------------------------------------------------------------------------------------------------------
TOTAL PARTNERS' EQUITY                                       19,710,053         (30,000,000)        (10,289,947)
---------------------------------------------------------------------------------------------------------------
                                                         $   21,307,555      $    3,500,000        $ 24,807,555
===============================================================================================================

NOTES:

(A)  PROCEEDS FROM THE FINANCING

     Loan amount                                                                                   $ 33,500,000
     Less financing costs                                                                            (1,000,000)
---------------------------------------------------------------------------------------------------------------
     NET PROCEEDS                                                                                  $ 32,500,000
===============================================================================================================
(B)  DISTRIBUTION AND REINVESTMENT OF PROCEEDS

     DISTRIBUTION TO LIMITED PARTNERS
       Class A                                                                                     $ 20,230,000
       Class B                                                                                        9,770,000
     Payment of contingent purchase price                                                             1,500,000
     Cash reserve                                                                                     1,000,000
---------------------------------------------------------------------------------------------------------------
     NET PROCEEDS DISTRIBUTED OR REINVESTED                                                        $ 32,500,000
===============================================================================================================

                            UNIPROP MANUFACTURED HOUSING COMMUNITIES INCOME FUND
                                                (a Michigan limited partnership)

                                                   Pro Forma Statement of Income
                                                    Year Ended December 31, 1996
                                                                     (Unaudited)

                                                             Historical         Adjustments          Pro Forma
--------------------------------------------------------------------------------------------------------------
INCOME
  Rental                                                 $    7,490,744      $            -       $   7,490,744
  Interest and other                                            260,614              50,000 (A)         310,614
---------------------------------------------------------------------------------------------------------------
                                                              7,751,358              50,000           7,801,358
===============================================================================================================
OPERATING EXPENSES
  Property operations and administrative                      3,171,475             514,000 (B)       3,685,475
  Depreciation and amortization                                 784,742             108,333 (C)         893,075
  Property taxes                                                820,688                   -             820,688
  Interest                                                            -           2,750,473 (D)       2,750,473
---------------------------------------------------------------------------------------------------------------
                                                              4,776,905           3,372,806           8,149,711
---------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                        $    2,974,453      $  (3,322,806) $          (348,353)
================================================================================================================
INCOME (LOSS) PER LIMITED PARTNERSHIP UNIT
  Class A                                                $           69                           $        (21)
  Class B                                                $          100                           $          15

DISTRIBUTIONS PER LIMITED PARTNERSHIP UNIT
  (includes distributions from the Financing)
   Class A                                               $          100                           $      1,015
   Class B                                               $          100                           $      1,015

BOOK VALUE PER LIMITED PARTNERSHIP UNIT
  Class A                                                $          565                           $      (439)
  Class B                                                $          908                           $       (92)

NUMBER OF LIMITED PARTNERSHIP UNITS OUTSTANDING
  Class A                                                        20,230                                 20,230
  Class B                                                         9,770                                  9,770

NET INCOME (LOSS) ALLOCABLE TO GENERAL PARTNER           $      612,411                           $     (69,671)
DISTRIBUTIONS ALLOCABLE TO GENERAL PARTNER               $      595,000                           $     108,944
BOOK VALUE ALLOCABLE TO GENERAL PARTNER                  $     (602,862)                          $    (782,189)
================================================================================================================

NOTES:

(A) Increase results from assumed interest earnings related to the cash reserve (5%).
(B) Partnership Management Distribution is calculated at 1% of the 1996 appraised value of the properties.
(C) Increase is due to the depreciation on the additional $1.5 million property and equipment ($75,000) and the amortization of financing costs which are amortized over a 30-year period using the straight-line method ($33,333).
(D) Represents interest costs associated with debt issued under the Financing, using an interest rate of 8.24% and a 30-year amortization period.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 9, 1997

                                                  UNIPROP MANUFACTURED HOUSING
                                                  COMMUNITIES INCOME FUND

                                                  By its General Partner

                                                  P.I. ASSOCIATES LIMITED
                                                  PARTNERSHIP



                                              By: /s/ Paul M. Zlotoff
                                                  -----------------------------
                                                  Paul M. Zlotoff, General
                                                  Partner



                                              By: GP P.I. ASSOCIATES CORP.



                                              By: /s/ Paul M. Zlotoff
                                                  -----------------------------
                                                  Paul M. Zlotoff, President

                                 EXHIBIT INDEX
                                 -------------


EXHIBIT NUMBER                             DESCRIPTION
--------------                             -----------
     99.2                                  Loan Agreement, made as of the 25th
                                           day of March, 1997, between Uniprop
                                           Manufactured Housing Communities
                                           Income Fund and Nomura Asset Capital
                                           Corporation.


In accordance with Item 601(b)(2) of Regulation S-K, the following schedules and exhibits to the Loan Agreement have been omitted. The Company agrees to furnish supplementally a copy of any omitted schedules or exhibits to the Commission upon request.

SCHEDULE 3      Matters Regarding Representations

SCHEDULE 4      Rent Roll

SCHEDULE 5      Required Repairs

EXHIBIT B       Form of Management Agreement